Exhibit 1 Project Telefone Valuation Report Prepared for the Board of Directors of Tele Norte Leste Participações S.A.

Important Notice

This presentation (“Valuation Report”) was prepared by Banco Barclays S.A. with the support of other affiliates of Barclays Capital, the investment banking division of
Barclays Bank PLC (“Barclays Capital”), under the solicitation of Tele Norte Leste Participações S.A. (“TNL” or the “Company”), in the context of the proposed corporate reorganization involving TNL, Telemar Norte Leste S.A. (“Telemar” or “TMAR”), Coari Participações S.A., (“Coari”), and Brasil Telecom S.A. (“Brasil Telecom” or “BRT”) (all
together, “Oi Companies”), as described in the Material Facts published on May 24, 2011, August 1, 2011, August 17, 2011, and August 26, 2011, (“Corporate
Restructuring”). The Valuation Report is the intellectual property of Barclays Capital and was prepared exclusively by Barclays Capital in order to assist TNL in analyzing the
Corporate Restructuring, in compliance with the Company’s by-laws.
The effective date of this Valuation Report is October 24, 2011.
Barclays Capital highlights that its services do not include advisory services of any nature, such as Legal, Tax or, Accounting. The content of this material is not and shall not be considered a promise or a guarantee in relation to the past or future performance of any of the Oi Companies.
Barclays Capital highlights that the valuation of the Oi Companies was made, at the direction of the Company, in a standalone manner, disregarding any possible impacts related to the Corporate Restructuring, and disregarding possible positive or negative synergies created by the Corporate Restructuring.
Barclays Capital may have obtained information, when those were not made available by the Oi Companies, including among others demographic, macroeconomic, regulatory, stock market, and market performance data of the Companies, their subsidiaries and affiliates mentioned in this Valuation Report from acknowledged and reliable public sources or from sources that to the best of Barclays Capital’s knowledge were considered reliable.
Barclays Capital has reviewed annual reports relating to the Oi Companies for the fiscal year ended December 31, 2010, which were audited by Deloitte Touche Tohmatsu and BDO
(1)
, the independent auditors of the Oi Companies, as well as unaudited quarterly results filed with the CVM for the fiscal quarters ended March 31, 2011 and June
30, 2011. In addition, we received information such as projections, assumptions, and forecasts related to the Oi Companies and to markets where the Oi Companies operate which were used in this Valuation Report.
Barclays Capital did not make an independent verification of any such information or of any other information received from the Oi Companies or from the third parties hired by the Oi Companies. Barclays Capital does not assume responsibility for the precision, accuracy, or completeness of such information nor does it express any opinion about the reliability of the information supplied and highlights that any errors or changes in such information could significantly affect Barclays Capital’s analysis.
Barclays Capital’s work does not intend to be an audit of financial statements or of any other information supplied to us by the Oi Companies, and it cannot be considered as such, nor can it be considered a valuation for the purposes and pursuant to Article 4-A, 8, 227, 228, 229, 252, 256, and 264 of the Brazilian Corporate Law (Lei 6.404 -76).
Our work took into account the relevance of each item, and therefore assets, rights and, obligations of low relative relevance have not been the object of a detailed analysis.
During the preparation of the present Valuation Report, Barclays Capital has adopted as an assumption, with express consent of the Oi Companies, the reliability, accuracy, veracity, completeness, sufficiency, and integrity of all data which was prepared or discussed, and Barclays Capital has not performed any physical inspection of any assets or properties and has not made any independent valuation of the assets and liabilities of the Oi Companies, or their solvency.
The estimates and forecasts contained in this Valuation Report are inherently subject to uncertainties and various events or factors that are beyond the control of the
Oi Companies, as well as of Barclays Capital, especially those whose occurrence depend on future and uncertain events. There is no guarantee that the estimates and projections used in this Valuation Report will be effectively achieved.
1. Brazilian operations of BDO were acquired by KPMG in March 2011.

The information herein contained, relating to the accounting and financial position of the Oi Companies and their markets, are those available on October
2011. Any changes in those positions can affect the results of this Valuation Report. Barclays Capital does not assume any obligation of updating, reviewing, or amending this Valuation Report, as a result of disclosure of any subsequent information after October 2011 or as result of any other subsequent event.
This Valuation Report was generated according to the economic and market conditions, among others, existing on the date of its preparation, so the conclusion presented is subject to variations of several factors, over which Barclays Capital does not have any control. There is no guarantee that the assumptions, estimates, forecasts, partial or total results, or conclusions used or presented in this Valuation Report will be effectively reached or verified, in part or in whole. The future results of the Oi Companies may be different from the results included in the forecast, and differences may be significant, as a result of several factors, including, but not limited to, changes in the market conditions.
Barclays Capital does not assume any responsibility or obligation to indemnify damages if future results differ from the estimates and forecasts presented in this Valuation Report nor does it provide any representations and warranties in relation to such estimates and projections. Barclays Capital does not undertake any responsibility in relation to said estimates or projections or as to how they were prepared. Furthermore, Barclays Capital does not undertake any obligation to advise any person about any change in any fact or matter that affects this Valuation Report, about which it might become aware after the date of this
Valuation Report related to such differences.
The preparation of this Valuation Report is a complex process involving subjective judgments and is not susceptible to partial analysis or summary description.
Barclays Capital has not assigned any specific importance to certain factors considered in this Valuation Report, but instead, has conducted a qualitative analysis of the importance and relevance of all factors considered herein. Accordingly, this Valuation Report should be analyzed as a whole and the analysis of selected portions, summaries, or specific aspects of this Valuation Report, without the knowledge and analysis of this Valuation Report, in its entirety, may result in an incomplete and incorrect understanding of the analysis conducted by Barclays Capital and of the findings of this Valuation Report. The findings presented in this Valuation Report refer only to the Corporate Restructuring and are not extended to any other, present or future, issues or transactions, related to the Companies or the industry they serve.
The sum of individual values presented in the Valuation Report can be different from the sum presented due to rounding.
To perform its work, Barclays Capital adopted as an assumption that all governmental and regulatory approvals, or other approvals of any nature, or exemptions, amendments or renegotiation of any agreements necessary to the Corporate Restructuring were or will be obtained, and no modifications are necessary to those acts that will cause any adverse impact to the equity of the Oi Companies or will reduce the intended benefits of the Corporate
Restructuring.
This Valuation Report was prepared for the purpose of Article 41 of TNL’s by-laws, but it does not intend to be the only reference for valuation of the Oi
Companies, and therefore, the Valuation Report does not contain all the information necessary for such objective, and consequently does not represent nor constitute a proposal, solicitation, suggestion, or recommendation by Barclays Capital for the approval or rejection of the Corporate Restructuring, as such decision is the sole responsibility of the Company and its shareholders, and Barclays Capital does not assume any responsibility for such decision by the
Company or its shareholders.
The shareholders shall make their own analysis in relation to the convenience and to the opportunity of approving the Corporate Restructuring, and shall consult their own financial, tax, and legal advisors before making their own decision about the Corporate Restructuring, in an independent manner.
The Valuation Report shall be read and interpreted according to the restrictions and qualifications previously mentioned. The reader shall take into account the restrictions and characteristics of the information sources utilized.
Important Notice (cont’d)

This Valuation Report cannot be circulated, copied, published, or used in any form, neither can it be archived, included or referenced, in whole or in part, in any document, without a previous consent of Barclays Capital, except to the extent required by the Brazilian Corporate Law, the Brazilian Securities
and Exchange Commission (Comissão de Valores Mobiliários – CVM), U.S. Securities and Exchange Commission (SEC), any specific requirements imposed by the competent courts, or in any disclosures to comply with the Brazilian legislation, such as CVM Instruction Nº 481/2009, or any and all
Company's by-laws requirements. The use of the Valuation Report is restricted solely to the uses described in TNL’s by-laws. This Valuation Report will be presented to the Board of Directors of TNL and will be available to all the shareholders of the companies involved in the Corporate Restructuring prior to the General Shareholders’ Meeting of TNL called to consider the Corporate Restructuring.
Valuation reports of the Oi Companies and industry analyses prepared by other companies, given their autonomy, may rely on different assumptions than those used in this Valuation Report and, consequently, present significantly different results.
Barclays Capital has provided, directly or through related companies, certain financial services and investment banking services for the Companies, for which it received compensation. Barclays Capital will continue to provide these services and may, at any time, provide them again. Barclays Capital, either directly or through related companies, is or may become a creditor of the Oi Companies, their subsidiaries or affiliates, as well as of their holding companies in certain financial transactions, and may increase or decrease the volume of its financial transactions with these companies.
In the regular course of its activities and in compliance with information barriers rules (Chinese Wall), it is likely that other areas that are not part of the
Barclays Capital Investment Banking Division (IBD) negotiate directly or through related companies, securities of the Oi Companies, its subsidiaries and affiliates, as well as its holdings on their own behalf or on behalf of the clients of Barclays Capital, as well as facilitate derivative contracts, swaps, and hedging activities linked to securities issued by the Oi Companies, and at any time can hold or have held long or short positions with respect to such securities or any other positions referenced in such securities.
Barclays Capital will be compensated by TNL for the rendering of services related to the preparation of this Valuation Report. The Company has agreed to indemnify Barclays Capital for certain obligations and responsibilities.
In compliance with the CVM Directive 319 from December 3, 1999, Article 5, Barclays Capital hereby declares that:
The Oi Companies and their managers did not direct, limit, hinder, guide, interfere, restrict, prevent, or commit any act that may have compromised access, use or acknowledge the information, products, documents, or work methodologies relevant to the quality of the findings presented here, nor constrain the ability of Barclays Capital to determine the relevant methodologies presented in this Valuation
Report;
It has no direct and indirect interest in the company or its operation and there are no other relevant circumstance that might be characterized as a conflict of interest.
IRS Circular 230 Disclosure: Barclays Capital and its affiliates do not provide tax advice. Please note that (i) any discussion of U.S. tax matters contained in this communication (including any attachments) cannot be used by you for the purpose of avoiding tax penalties; (ii) this communication was written to support the promotion or marketing of the matters addressed herein; and (iii) you should seek advice based on your particular circumstances from an independent tax advisor.
Barclays Bank PLC is registered in England No. 1026167. Registered Office: 1 Churchill Place, London E14 5HP. Copyright Barclays Bank PLC, 2011
(all rights reserved). This document is confidential, and no part of it may be reproduced, distributed or transmitted without the prior written permission of
Barclays.
Important Notice (cont’d)

Table of Contents 1. Executive Summary 2. Summary Valuation Analysis 3. Profile of the Oi Companies 4. Additional Valuation Materials Appendix A. Additional Reference Materials

Executive Summary

Overview of the Corporate Restructuring
Corporate Restructuring
TmarPart
TNL
TMAR
Coari
BRT
TmarPart
Other
Shareholders (2)
Oi S.A.
ON:    56.4% PN:      0.0%
Total: 22.2%
ON:    98.0% PN:    48.2%
Total: 70.4%
Total: 100%
ON:    79.6% PN:    33.3%
Total: 49.3%
TMAR
Minorities (1)
ON:      2.0% PN:    51.8%
Total: 29.6%
Other
Shareholders
ON:    43.6% PN:    100%
Total: 77.8%
BRT
Minorities (1)
ON:    20.4% PN:    66.7%
Total: 50.7%
Before After
TMAR
4
As described in the Material Facts published on May 24, 2011, August 1, 2011, August 17, 2011, and August 26, 2011, Telemar Participações S.A. (“TmarPart”) and its
subsidiaries Tele Norte Leste Participações S.A. (“TNL” or “Tele Norte Leste”), Telemar Norte Leste S.A. (“TMAR” or “Telemar”), Coari Participações S.A. (“Coari”), and
Brasil Telecom S.A. (“BRT” or “Brasil Telecom”), together known as the “Oi Companies”, announced plans to restructure the Oi Companies’ corporate structure (“Corporate
Restructuring”)
The Corporate Restructuring will streamline the Oi Companies’ ownership structure through a series of transactions in which TNL and TMAR will ultimately be merged into
BRT, which going forward will be the sole publicly traded entity
The Corporate Restructuring would include the split-off of TMAR with the acquisition of the split-off portion by Coari, followed by the simultaneous share exchange of newly issued shares of Coari for currently outstanding shares of TMAR, and the merger of both Coari and TNL into BRT
BRT, which would be renamed Oi S.A. (“Oi NewCo” or “NewCo”), would consolidate all of the current equity interests of the Oi Companies
As a condition for the approval of the Corporate Restructuring, TmarPart will retain control of Oi S.A.
The Corporate Restructuring is also conditioned on each merger being successfully completed
Source: Company filings.
Note: Simplified corporate structure shown for illustrative purposes. Ownership percentages consistent with company disclosure as of Corporate Restructuring.
1.
Minorities represent ownership of all shares except those owned directly by TNL and TMAR/Coari in TMAR and BRT, respectively.
2.
Other Shareholders of Oi S.A. include BRT and TMAR minorities as well as other TNL shareholders.

Barclays Capital’s Role & Conclusion
Barclays Capital has been retained as a financial advisor to TNL to comply with Article 41 of TNL’s corporate by-laws, which states that approval, by the Company, through its representatives, of merger, split-up, amalgamation, or dissolution of its controlled companies, will be preceded by an economic-financial analysis by an independent company of international reputation, confirming that an equitable treatment is being given to all interested companies.
As part of our work, Barclays Capital has prepared financial and economic analyses, including the valuation of BRT, TMAR, and TNL based on various methodologies and in which the implied relative ownerships in the pro-forma company have been calculated.
The principal methodologies utilized in the preparation of this Valuation Report include:
Discounted Cash Flow Analysis;
Research Analyst Estimates;
Publicly Traded Stock Prices;
Comparable Company Analysis; and
Book Value of Equity.
Barclays Capital has not been requested to address, and our Valuation Report does not in any manner contemplate, the Company’s underlying business decision to proceed with or effect the Corporate Restructuring at the proposed exchange ratio or the likelihood of consummation of the
Corporate Restructuring. In addition, we express no opinion as to the proposed exchange ratios or as to the prices at which the resulting company’s shares will trade at any time following the consummation of the Corporate Restructuring.
This Valuation Report was prepared to assist TNL in complying with Article 41 of its by-laws, but it does not intend to be the only reference for valuation of the Oi Companies, and therefore, this Valuation Report does not contain all the information necessary for such objective, and consequently does not represent nor constitute a proposal, solicitation, suggestion, or recommendation by Barclays Capital for the approval or rejection of the Corporate Restructuring, as such decision is the sole responsibility of the shareholders of the Oi Companies, and Barclays Capital does not assume any responsibility for such decision by the shareholders.
Barclays Capital’s Role
Conclusion
Based on the analyses presented in this Valuation Report, we are of the view that as of the date hereof, from a financial point of view, equitable treatment is being given to all interested companies in the context of the Corporate Restructuring consistent with Article 41 of TNL’s corporate by-
laws.

Summary Valuation Analysis

Research Analyst Estimates offer an objective, third-party view of the intrinsic value of the companies
Several share classes of the Oi Companies have the benefit of coverage by a broad group of international and domestic investment banks and brokerages
Estimates and view of Analysts on fundamentals of the companies are updated frequently with share price targets representing general valuation target over a twelve month time frame
Valuation based on research analysts’
average target price per share of the
company
The size of the company and the number of
analysts covering each will dictate the size of
the pool from which the estimate is derived
Overview of Valuation Methodologies
Research Analyst
Estimates
The following industry-accepted valuation methodologies were utilized to estimate the value of
Brasil Telecom, Telemar, and Tele Norte Leste
Key Considerations Description and Main Assumptions
Publicly Traded
Stock Prices
Discounted Cash
Flow Analysis
Methodology
Calculates a company’s Enterprise Value by
discounting its unlevered free cash flows and
terminal value
Unlevered free cash flow forecasts utilize
unadjusted financial and operational forecast
information provided by management
The Weighted Average Cost of Capital
(“WACC”) method was utilized to estimate the
discount rate
Analysis based on the average prices of the
publicly traded shares over different periods
of time
Volume-weighted averages (“VWAP”) are
considered to capture effect of any relevant
capital inflows at determined prices
Prices displayed are blended share prices for
ON and PN share price values
Range based on LTM high and low prices
shown for reference
Ownership calculation based on number of
shares and adjusted pursuant to ON/PN legal
limit
ON and PN shares of BRT and TNL as well as PN shares of TMAR have adequate liquidity and possess a large domestic and international shareholder base (dispersion)
BRTO4, TMAR5, TNLP3, and TNLP4 are part of Ibovespa Index
BRTO3, BRTO4, and TNLP4 have ADRs traded in the NYSE
VWAP metrics shown for dates prior to the Corporate Restructuring announcement (May 24, 2011) and as of October 11, 2011, illustrate historical average prices on an unaffected and affected basis, respectively
The DCF methodology captures the intrinsic value of the companies utilizing operating and financial projections during 2011-2020
Projections are based on management’s current view of fundamental value and growth drivers of the businesses going forward
Utilizes estimation of cost of capital and long-term growth of the Oi
Companies’ businesses based on historical and projected financial and economic metrics
Not impacted by short-term market volatility or fluctuations
Consistent with methodology generally employed by equity research
Does not capture the difference in value between ON and PN shares
Suitability

Overview of Valuation Methodologies (cont’d)
The following methodologies were considered in the valuation of BRT, TMAR, and TNL, but have limited application in the context of the Corporate Restructuring
Key Considerations Description and Main Assumptions
Book Value of
Equity
Comparable
Company Analysis
Methodology
Estimates a company’s implied value in the
public equity markets through the analysis of
selected companies’ trading and operating
statistics
Valuation based on the application of trading
multiples of companies deemed “similar” to
BRT and TMAR
Utilizes the most recent balance sheet
information to arrive at the company’s
shareholders’ equity
Book value per share is calculated by dividing
shareholders’ equity by the number of shares
outstanding
Methodology is based on historical cost, which generally does not capture the current market value of assets
Does not reflect the growth prospects, forward looking metrics, or the intrinsic risk of the businesses
Each company’s elected accounting policies and principles can materially impact its valuation
Comparable Company Analysis assumes companies are valued based on a uniform forward-looking EV / EBITDA multiple
Given difference in composition of business mix and fundamental growth drivers for BRT and TMAR, there is no common comparables set that accurately reflects the key characteristics of both companies
Specifically, various comparables are more applicable to one company versus the other given different profiles of the businesses
Suitability

Overview of Valuation Calculation
The following methodologies were utilized to calculate the equity value of BRT, TMAR, and TNL
BRT Equity Value
Discounted Cash
Flow Analysis
Methodology
PV unlevered free cash flows
PV of terminal value
PV of goodwill amortization
Enterprise Value
Net Cash position
Special distribution paid
Equity Value
TMAR Equity Value TNL Equity Value
PV unlevered free cash flows
PV of terminal value
NOL’s tax benefit
Stand Alone Enterprise Value
Participation in BRT (49.3%)
Participation in PT (7.4%)
Special distribution received (49.3%)
Net Debt position
Equity Value
Publicly Traded
Stock Prices
Research Analyst
Estimates
Comparable
Company Analysis
2011E and 2012E EBITDA
2011E and 2012E EV / EBITDA average
multiples
Enterprise Value
Net Cash position
Special distribution paid
Equity Value
2011E and 2012E EBITDA
2011E and 2012E EV / EBITDA average
multiples
Stand Alone Enterprise Value
Participation in BRT (49.3%)
Participation in PT (7.4%)
Special distribution received (49.3%)
Net Debt position
Equity Value
Book Value of
Equity
(+)
(+)
(=)
(+)
(–)
(=)
Volume weighted average prices (“VWAP”)
for ON and PN shares calculated for
selected periods
Number of shares in each class
Equity Value
(x)
(=)
(+)
(+)
(=)
(+)
(+)
(+)
(–)
(=)
Participation in TMAR (70.4%)
PV of HoldCo expenses
Net Debt position
Equity Value
(+)
(–)
(=)
Volume weighted average prices (“VWAP”)
for ON and PN shares calculated for
selected periods
Number of shares in each class
Equity Value
(x)
(=)
Volume weighted average prices (“VWAP”)
for ON and PN shares calculated for
selected periods
Number of shares in each class
Equity Value
(x)
(=)
Average price targets for ON and PN
Number of shares in each class
Equity Value
(x)
(=)
Average price targets for ON and PN
Number of shares in each class
Equity Value
(x)
(=)
Average price targets for ON and PN
Number of shares in each class
Equity Value
(x)
(=)
Participation in TMAR (70.4%)
PV of HoldCo expenses
Net Debt position
Equity Value
(+)
(–)
(=)
Total Assets
Total Liabilities
Minority Interests
Equity Value
(–)
(–)
(=)
Total Assets
Total Liabilities
Minority Interests
Equity Value
(–)
(–)
(=)
Total Assets
Total Liabilities
Minority Interests
Equity Value
(–)
(–)
(=)
(=)
(+)
(+)
(+)
(–)
(=)
(x)
(=)
(+)
(–)
(=)
(x)
A
1.A
A
2.A
A
B B B
C
C
C
E
E
E
D
D
D
1.D
2.D
1 2 3
i
i
1.i
1.i

(+) Net Debt (1,256) (1,256) (1,256) (1,256) (1,256)
(+) Adjustments 1,500 1,500 1,500 1,500 1,500
(=) Enterprise Value 2,244 6,244 10,244 14,244 18,244
EV / EBITDA:
  Metric
2011E R$2,938 0.8x 2.1x 3.5x 4.8x 6.2x
2012E R$2,729 0.8x 2.3x 3.8x 5.2x 6.7x
Discounted Cash Flow
DCF analysis utilizes a R$ nominal WACC ranging from 12.0% – 13.0%
and a perpetuity growth rate between 3.0% – 4.0%, which is based on composition of business mix and fundamental growth drivers of the business
EV / 2011E EBITDA
Average trading multiple of 4.7x for 2011E
Low of 4.5x and High of 4.9x
EV/2012E EBITDA
Average trading multiple of 4.5x for 2012E
Low of 4.3x and High of 4.7x
Research Analyst Estimates
BRTO3:
Low/High: R$16.30 based on Itau BBA report issued September 9,
2011
BRTO4:
Low: R$14.80 based on Itau BBA report issued
September 9, 2011
High: R$15.00 based on Credit Suisse report issued September 2,
2011
Average Market Prices
Based on VWAP methodology (volume weighted average prices) for selected periods
VWAP as of October 11, 2011
VWAP as of May 23, 2011
Book Value
Consolidated book value minus minority interest as of June 30, 2011
Valuation Summary
BRT Valuation Summary
BRT – Equity Value
(Price
per
Share)
(1)
Commentary
Equity Value
(R$ in millions, except share price)
Private Market Methodology
Public Market Methodologies
Accounting Methodology
Avg. Market Prices:
1. Price per share shown on a blended basis for all methodologies. Valuation based on DCF and EV/EBITDA multiples have been adjusted for the special distribution to BRT shareholders as part of the Corporate Restructuring.
2. Considers low and high LTM equity values based on shares outstanding as of Corporate Restructuring announcement.
3. Considers a R$1.5bn special distribution to BRT shareholders.
4. Multiples based on stand alone Net Debt and EBITDA.
(R$15.13) (R$18.11)
(R$22.00) (R$24.00)
(R$19.48) (R$21.33)
(R$15.32) (R$15.45)
(R$11.39)
(R$11.66)
(R$12.26)
(R$14.23)
(R$13.68)
(R$10.74)
(R$17.25)
(R$17.47)
(3)
(4)
7,759
8,240
9,164
9,236
8,943
(R$15.54)
(R$15.66)
(R$15.16)
(R$13.97)
(R$13.16)
(2)
9
6,332
9,034
11,491
12,978
8,924
9,111
12,583
14,153
10,679
8,065
8,395
7,231
6,874
10,174
R$2,000 R$6,000 R$10,000 R$14,000 R$18,000
Book Value
LTM Stock Price
12 months
6 months
3 months
2 months
1 month
Research Analyst Estimates
EV / 2012E EBITDA
EV / 2011E EBITDA
Discounted Cash Flow
6,715
10,302

20,773
15,142
16,457
16,292
15,727
18,548
20,154
20,667
22,030
21,208
23,400
23,815
29,978
18,150
19,207
23,195
R$8,000 R$15,000 R$22,000 R$29,000 R$36,000
Book Value
LTM Stock Price
12 months
6 months
3 months
2 months
1 month
Research Analyst Estimates
EV / 2012E EBITDA
EV / 2011E EBITDA
Discounted Cash Flow
(+) Net Debt 16,725 16,725 16,725 16,725 16,725
(+) Adjustments (8,791) (8,791) (8,791) (8,791) (8,791)
(=) Enterprise Value 15,934 22,934 29,934 36,934 43,934
EV / EBITDA
Metric
2011E R$6,420 2.5x 3.6x 4.7x 5.8x 6.8x
2012E R$6,770 2.4x 3.4x 4.4x 5.5x 6.5x
Valuation Summary
TMAR Valuation Summary
TMAR – Equity Value
(Price
per
Share)
Commentary
Equity Value
Private Market Methodology
Public Market Methodologies
Accounting Methodology
(R$ in millions, except share price)
Avg. Market Prices:
1. Price per share shown on a blended basis for all methodologies. Valuation based on DCF and EV/EBITDA multiples have been adjusted for the special distribution to BRT shareholders.
2. Considers low and high LTM equity values based on shares outstanding as of Corporate Restructuring announcement.
3. Adjustments include TMAR’s participation in BRT valued at a midpoint of R$6,685mm based on 2011E multiples, TMAR’s PT stake valued at acquisition cost of R$1,367mm, and a R$739mm special distribution received from BRT.
4. Multiples based on stand alone Net Debt and EBITDA.
(R$64.03)
(R$87.13)
(R$60.07)
(R$69.22)
(R$58.58)
(R$68.01)
(R$53.91)
(R$61.64)
(R$45.71)
(R$47.35)
(R$47.83)
(R$55.83)
(R$52.75)
21,484
21,660
21,081
18,170
18,017
(R$62.95)
(R$62.44)
(R$61.27)
(R$52.81)
(R$52.37)
(R$44.01)
(R$67.42)
(R$60.38)
(3)
(4)
Discounted Cash Flow
DCF analysis utilizes a R$ nominal WACC ranging from 12.0%–13.0%
and a perpetuity growth rate between 4.0% – 5.0%, which is based on composition of business mix and fundamental growth drivers of the business
Sensitivity analysis has been performed on TMAR’s participation in BRT to arrive at displayed low and high values
EV / 2011E EBITDA
Average trading multiple of 4.7x for 2011E
Low of 4.5x and High of 4.9x
EV / 2012E EBITDA
Average trading multiple of 4.5x for 2012E
Low of 4.3x and High of 4.7x
Research Analyst Estimates
TMAR3:
Low/High: R$64.90 based on Itau BBA report issued September 9,
2011
TMAR5:
Low: R$45.00 based on JPMorgan report issued
August 30, 2011
High: R$59.00 based on Citi report issued August 7, 2011
Average Market Prices
Based on VWAP methodology (volume weighted average prices) for selected periods
VWAP as of October 11, 2011
VWAP as of May 23, 2011
Book Value
Consolidated book value minus minority interest as of June 30, 2011
Portugal Telecom Stake
As of June 30, 2011, TMAR owned 7.4% of PT shares, which were considered in the EV calculation at acquisition cost (R$1,367mm)
(2)

(1)

Valuation Summary
TNL Valuation Summary
TNL –
Equity Value (Price per Share)
(1)
Commentary
1. Price per share shown on a blended basis for all methodologies.
2. Considers low and high LTM equity values based on shares outstanding as of Corporate Restructuring announcement.
Discounted Cash Flow
Includes proportionate ownership (70.4%) in TMAR equity based on
DCF valuation
DCF analysis utilizes a R$ nominal WACC ranging from 12.0% – 13.0%
and a perpetuity growth rate between 4.0% – 5.0%, consistent with macroeconomic assumptions utilized
EV / 2011E EBITDA
Based on participation in TMAR; average trading multiple of 4.7x for
2011E
Low of 4.5x and High of 4.9x
EV / 2012E EBITDA
Based on participation in TMAR; average trading multiple of 4.5x for
2012E
Low of 4.3x and High of 4.7x
Research Analyst Estimates
TNLP3:
Low: R$23.00 based on HSBC report issued
September 12, 2011
High: R$32.40 based on Itau BBA report issued
September 9, 2011
TNLP4:
Low: R$21.00 based on HSBC report issued
September 12, 2011
High: R$35.00 based on Citi report issued August 7, 2011
Average Market Prices
Based on VWAP methodology (volume weighted average prices) for selected periods
VWAP as of October 11, 2011
VWAP as of May 23, 2011
Book Value
Consolidated book value minus minority interest as of June 30, 2011
11
Private Market Methodology
Public Market Methodologies
Accounting Methodology
(R$ in millions, except share price)
Avg. Market Prices:
(R$29.50)
(R$41.30)
(R$32.11) (R$27.37)
(R$31.49) (R$26.60)
(R$33.98) (R$21.79)
(R$19.34)
(R$20.23)
(R$20.97)
(R$25.27)
(R$28.99)
(R$30.27)
(R$29.68)
13,400
(R$28.67) (R$26.68)
(R$32.12) (R$17.95)
(R$28.93)
(2)
13,524
8,392
12,473
11,814
9,802
9,459
9,042
10,185
12,436
12,797
13,791
15,883
14,721
15,013
19,308
15,016
R$5,000 R$10,000 R$15,000 R$20,000 R$25,000
Book Value
12 months
6 months
3 months
2 months
1 month
Research Analyst
Estimates
EV / 2012E EBITDA
EV / 2011E EBITDA
Discounted Cash Flow
14,148
13,553
13,877
13,525
(R$28.93)
LTM Stock Price

Oi NewCo Valuation Overview
The build-up of pro forma equity of NewCo considers TNL’s
stake in TMAR and TMAR’s stake in BRT
A top-down analysis begins by considering 100% of TNL’s
equity, net of HoldCo expenses
TNL has a 70.4% stake in TMAR already being considered
in NewCo
The equity component not owned by TMAR (the
minority interest) is therefore incorporated into NewCo
TMAR has a 49.3% stake in BRT already being considered
in NewCo
The equity component not owned by BRT (the minority
interest) is therefore incorporated into NewCo
Assumptions Buildup of Oi NewCo Pro Forma Equity & Ownership
TNL Expenses BRT Minorities TMAR Stake TMAR Minorities TNL Stake
P
F
T
N
L
T
M
A
R
B
R
T
50.7% 49.3%
100.0%
16.9% 25.4% 57.7%
TMAR’s Participation
in BRT
29.6% 70.4%
TNL’s Participation
in TMAR
The diagram below illustrates the consolidation methodology employed in our analysis, taking into account indirect ownerships and minority interests, to arrive at pro forma equity of NewCo
Note: Please see pages 9-11 for further detail.

Private Market Methodology
Valuation Summary
Oi NewCo Consolidated Valuation Summary
Consolidated –
Equity Value (Price per Share)
(1)
Commentary
(R$ in millions, except share price)
Discounted Cash Flow
DCF analysis utilizes perpetuity growth rate ranges consistent with those utilized for stand alone valuations of BRT, TMAR, and BRT
WACC range between 12.0% - 13.0% for BRT, TMAR, and TNL
EV / 2011E EBITDA
Average trading multiple of 4.7x with a low of 4.5x and a high of 4.9x for
BRT and TMAR
TNL valuation based on 70.4% participation in TMAR
EV / 2012E EBITDA
Average trading multiple of 4.5x with a low of 4.3x and a high of 4.7x for
BRT and TMAR
TNL valuation based on 70.4% participation in TMAR
Research Analyst Estimates
Range based on selected broker estimates consistent with ranges utilized on stand alone valuations
Average Market Prices
Based on VWAP methodology (volume weighted average prices) for selected periods for BRT, TMAR, and TNL
VWAP as of October 11, 2011
VWAP as of May 23, 2011
Book Value
Consolidated book value for TNL including minority interest
Consolidation Methodology
Consolidated equity includes: TNL equity value, minority ownership at
TMAR, and minority ownership at BRT
Public Market Methodologies
Accounting Methodology
Avg. Market Prices:
(R$18.94)
(R$14.00)
(R$14.38) (R$16.49)
(R$13.66) (R$15.80)
(R$11.42) (R$15.10)
(R$9.64)
(R$10.02)
(R$10.34)
(R$12.27)
(R$12.37)
(R$9.07) (R$15.25)
(R$14.02)
24,612
(R$13.88)
25,191
(R$14.20)
24,652
(R$13.90)
23,082
(R$13.01)
22,668
(R$12.78)
13
24,860
16,085
21,935
21,757
18,340
17,768
17,103
20,257
24,229
25,496
24,838
26,781
28,029
29,239
33,597
27,041
R$10,000 R$15,000 R$20,000 R$25,000 R$30,000 R$35,000 R$40,000 R$45,000
Book Value
LTM Stock Price
12 months
6 months
3 months
2 months
1 month
Research Analyst
Estimates
EV / 2012E EBITDA
EV / 2011E EBITDA
Discounted Cash Flow
1.
Price per share shown on a blended basis for all methodologies. Considers 1,774mm shares in the consolidated company, adjusted to comply with 1/3 ON, 2/3 PN legal limit per Brazilian Corporate Law.
For the DCF and EV/EBITDA multiple, consolidation done post-special distribution of R$1.5bn.

24.5%
26.3%
26.2%
27.1%
26.4%
25.7%
23.4%
26.6%
27.1%
26.7%
26.3%
20% 22% 24% 26% 28% 30% 32%
56.9%
58.3%
56.6%
56.3%
56.4%
56.6%
50.3%
58.5%
59.3%
57.5% 55.5%
45% 50% 55% 60% 65% 70%
16.8%
16.1%
16.9%
22.6%
18.2%
17.1%
17.0%
16.5%
16.8%
17.3%
16.0%
8% 12% 16% 20% 24% 28%
Analyst Estimates
Summary of Relative Ownership in NewCo
TNL TMAR Minorities
(1)
BRT Minorities
(1)
Discounted Cash Flow
1 month
2 months
3 months
6 months
12 months
LTM Stock Price
Avg. Market Prices: (2)
Private Market Methodology
Public Market Methodologies
Implied ranges of ownership in new company for current shareholders of each company
Less Favorable
for  TNL
More Favorable
for TNL
Less Favorable
for TMAR
More Favorable
for TMAR
Less Favorable
for BRT
More Favorable
for BRT
57.7%
58.3%
58.5%
59.6%
60.2%
25.4%
25.2%
25.2%
24.9%
25.1%
16.9%
16.5%
16.3%
14.8%
15.5%
Implied
Ownership
(3)
: 57.7%
Implied
Ownership
(3)
:25.4%
Implied
Ownership
(3)
:16.9%
Note: For calculation of the ownership ranges, this analysis considers the low and high points of the equity values of TNL, TMAR, and BRT, respectively.
1. Represents the resulting ownership of the minority interest in the NewCo, calculated as all ownership except for TNL and TMAR’s stake in TMAR and BRT, respectively.
2. Based on VWAP methodology (volume weighted average prices). Ownerships for VWAP based on pro forma number of shares in NewCo adjusted for 1/3 ON, 2/3PN split necessary to comply with legal limit per Brazilian Corporate Law.
3. Implied Ownership based on exchange ratios announced in Fato Relevante issued on August 26, 2011. Exchange ratios already account for R$1.5bn special distribution to BRT shareholders as well as 1/3 ON, 2/3 PN split necessary to comply with legal limit per Brazilian Corporate Law.

Equity

Ownership

Equity

Ownership

Equity

Ownership

BARCLAYS CAPITAL

oi

Pre Post
Low High Low High
R$ 4,526 R$ 5,416 R$ 4,198 R$ 5,678
4,582 4,621 3,423 4,526
3,887 3,924 4,031 4,129
2,645 2,726 2,762 2,874
16.1% 18.2% 16.9%
17.3% 22.6% 16.9%
16.5% 16.9% 16.9%
16.5% 16.8% 16.9%
Pre Post
Low High Low High
R$ 6,521 R$ 8,873 R$ 6,309 R$ 8,534
5,490 6,277 5,145 6,802
6,359 6,411 6,058 6,205
4,655 4,822 4,151 4,320
26.3% 26.4% 25.4%
23.4% 27.1% 25.4%
25.2% 25.4% 25.4%
26.6% 27.1% 25.4%
Pre Post
Low High Low High
R$ 13,791 R$ 19,308 R$ 14,331 R$ 19,386
10,185 15,883 11,688 15,453
13,553 14,148 13,762 14,096
9,042 9,459 9,430 9,813
55.5% 57.5% 57.7%
50.3% 59.3% 57.7%
57.7% 58.3% 57.7%
56.4% 56.6% 57.7%
Comparative Ownership & Equity for Stakeholders
Overview
Note: Please see previous page for further detail on ownership ranges. Ownerships for Unaffected and Current VWAP based on pro forma number of shares in NewCo adjusted for 1/3 ON, 2/3PN split necessary to comply with legal limit per Brazilian Corporate Law.
1. Unaffected VWAP corresponds to the period ended on May 23, 2011,the date prior to that on which the Corporate Restructuring wasannounced. High and low selected between 1 and 2 month VWAPs for both Pre and Post Corporate Restructuring.
2. Current VWAP corresponds to the period ended October 11, 2011. High and low selected between 1 and 2 month VWAPs for both Pre and Post Restructuring.
Overview of Methodology
The analysis illustrates the equity value and implied ownership ranges for each principal shareholder based on the respective low and high for each methodology
– Utilizes the most relevant valuation methodologies: DCF,
Research Analyst estimates, and historical market prices
(“VWAP”)
Pre Corporate Restructuring Equity & Implied Ownership
Equity value for each principal shareholder based on the standalone valuations of BRT, TMAR, and TNL
Implied ownership for each shareholder based on the equity valuations calculated through the selected relevant methodologies
As illustrated, the pre Corporate Restructuring implied ownerships for
TNL, TMAR minorities, and BRT minorities center around a range from
56% - 59%, 23% - 27%, and 16% - 18%, respectively
Post Corporate Restructuring Equity & Implied Ownership
Equity value for each principal shareholder based on the consolidated
Oi NewCo valuation
Implied ownership post Corporate Restructuring represents the implied ownership for each shareholder based on the proposed exchange ratios (adjusted as announced by the Company to conform with the 1/3
ON, 2/3 PN legal limit per Brazilian Corporate Law)
Based on the analyses presented in this Valuation Report, we are of the view that as of the date hereof, from a financial point of view, equitable treatment is being given to all interested companies in the context of the Corporate Restructuring consistent with Article 41 of
TNL’s corporate by-laws
Pre / Post Corporate Restructuring Equity & Ownership
(R$ in millions, except for ownership)
DCF
Unaffected VWAP
(1)
Current VWAP
(2)
DCF
TNL
TMAR Minorities
BRT Minorities
Selected Methodologies
Selected Methodologies
Selected Methodologies
Research Analyst
Research Analyst
Unaffected VWAP
(1)
Current VWAP
(2)
DCF
Unaffected VWAP
(1)
Current VWAP
(2)
DCF
Research Analyst
Research Analyst
Unaffected VWAP
(1)
Current VWAP
(2)
DCF
Unaffected VWAP
(1)
Current VWAP
(2)
DCF
Research Analyst
Research Analyst
Unaffected VWAP
(1)
Current VWAP
(2)

Profile of the Oi Companies

Telesp
22%
Net
24%
GVT
9%
Other
16%
Oi
29%
Oi Companies Overview
The Oi Companies are a leading, national player in the Brazilian telecommunications sector
Comprised of two operators: Telemar (“TMAR”) and Brasil Telecom
– Telemar is fixed line incumbent and mobile operator in Region I with mobile operations in Region III
– Brasil Telecom is the fixed line incumbent with mobile operations in
Region II
Consolidated LTM 2Q11Net Revenues of ~R$30bn and EBITDA of ~R$11bn
The Oi Companies have three publicly traded entities and are controlled by AG
Telecom, LF Telecom, and Portugal Telecom
Brasil Telecom was acquired by TMAR in 2009
Portugal Telecom acquired a ~25% ownership in the Oi Companies in July
2010
Overview Geographic Footprint
Summary of Business Segments
Brasil Telecom
Region II coverage
85% fixed line market share
15% wireless market share
Fixed Line
Wireless
Broadband /
Data / Pay TV
Evolution of Segment Mix (by Revenues) (1)
Region I Region II Region III
Vivo
29%
Claro
26%
TIM
26%
Oi
19%
Telesp
26%
Embratel
18%
GVT
6%
Others
4%
Oi
46%
Dominant fixed line carrier
throughout Brazil, except
Fixed line service in secular
decline due to mobile/fixed
substitution
Nationwide mobile network
High growth segment (in
particular in Region III given
recent launch of service)
Broadband internet / mobile data
/ Pay TV
Only quadruple play competitor
in Brazil
Most extensive, nationwide
backbone with ~140k km fiber
optic cable
Overview Market Share
Region I*
Mobile Growth: 19%
Mobile Penetration: 101%
Broadband Growth: 17%
TMAR
Region I and Region III (mobile)
84% fixed line market share
24% / 15% (R1/ R3) wireless market
share
Region II*
Mobile Growth: 17%
Mobile Penetration: 120%
Broadband Growth: 8%
Region III*
Mobile Growth: 19%
Mobile Penetration: 128%
Broadband Growth: N.A.
*Note: Growth rates represent CAGR .
Fixed
58%
Mobile
42%
Fixed
56%
Mobile
44%
Fixed
38%
Mobile
62%
Fixed
78%
Mobile
22%
TMAR BRT
2020E 2011E 2020E 2011E
16
2007 – 2Q11. Penetration as of 2Q11
Source: Company disclosure. Note: Telesp and Vivo are controlled by Telefonica. Embratel, Claro, and Net are controlled by America Movil. TIM is controlled by Telecom Italia. GVT is controlled by Vivendi.
1.
Based on Gross Revenues. “Fixed” includes gross revenues from broadband operations.
4     place player in wireless
th
Region III

Growth of Principal Segment

Growth of Principal Segment

11,451 10,987 10,536
9,890
9,857 9,845
9,869
9,907
10,261
9,990
11,416
9,079
8,289
12,316
13,229
15,066
16,023
9,693
10,558
14,140
176
178
(83) (32) 20
342
560 723
1,380 1,634
R$0
R$5,000
R$10,000
R$15,000
R$20,000
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
5,781
5,550
6,969
6,647
6,176
5,379
5,279
5,223 5,163
5,106
2,839
2,160
1,980
3,093
3,341
3,823
4,063
2,304
2,565
3,583
765
876
827 815
781
739
775
855
970 1,082
R$0
R$2,000
R$4,000
R$6,000
R$8,000
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Mobile
(3.4%) (1.6%)
8.3% 7.6%
2.0% 3.7%
Total
BRT / TMAR Comparative Financial Projections
BRT Revenue by Segment
(1)
(R$ in millions)
TMAR Revenue by Segment
(1)
(R$ in millions)
9,825 9,633 9,295 9,127 9,154 9,211 9,394 9,661 9,956 10,250
Fixed
Fixed
Mobile
Source: Management estimates.
1. “Other” includes other revenues (e.g., Globenet, Paggo, etc.) net of intergroup eliminations. For further information, please see page 20.
2. Includes revenue from broadband operations.
3. Total represents growth of total net revenues.
19,918 19,982 20,198 20,839 21,582 22,548 23,645 24,708 26,315 27,564
Higher growth at TMAR driven by lower decline of wireline in Region I and significant growth in wireless in Regions I and III
CAGR
11-15E
CAGR
11-20E
Total
CAGR
11-15E
CAGR
11-20E
(2)
(2)
Other
Fixed
Mobile
Other
Fixed
Mobile
(5.5%) (3.4%)
9.4% 8.3%
(1.8%) 0.5%
(3)
(3)
(6.0%) (4.1%) (4.1%) (2.6%) (2.6%) (1.0%) (0.3%) (0.1%) 0.2% 0.4%
(0.5%) 9.5% 6.8% 8.9% 8.1% 7.9% 7.4% 6.9% 6.5% 6.4%
n.a. 0.3% 1.1% 3.2% 3.6% 4.5% 4.9% 4.5% 6.5% 4.7%
(6.2%) (4.6%) (7.1%) (6.4%) (4.0%) (3.1%) (1.9%) (1.0%) (1.1%) (1.1%)
3.3% 9.1% 6.7% 11.3% 10.7% 9.0% 8.0% 7.3% 6.7% 6.3%
n.a. (1.9%) (3.5%) (1.8%) 0.3% 0.6% 2.0% 2.8% 3.1% 3.0%

3,460
3,277
3,146
3,042
2,986
2,975
3,000
3,044
3,226
3,266
1,426 1,352
1,610
1,588
1,540
1,552 1,467
1,433 1,395 1,390
13%
16%
16%
15%
14%
14%
13%
13%
13%
12%
14%
14%
14%
16%
17%
17%
17%
17%
15%
14%
R$0
R$1,000
R$2,000
R$3,000
R$4,000
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
10%
12%
14%
16%
18%
Telemar BRT TMAR % of Net Sales BRT % of Net Sales
6,420
6,770
6,984
7,345 7,604
8,037
8,396
8,844
9,334
9,756
3,092
2,898
2,737
2,672
2,581 2,522 2,645
2,729
2,938
3,307
35%
36%
36%
36%
35% 35%
35%
34%
32%
35%
30%
29%
28%
28% 28%
28%
29%
30%
31%
32%
R$0
R$2,500
R$5,000
R$7,500
R$10,000
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
20%
25%
30%
35%
40%
Telemar BRT Telemar Margin BRT Margin
BRT / TMAR Comparative Financial Projections (Cont’d)
EBITDA
(R$ in millions)
Capex
Source: Management estimates.
1. Free cash flow = NOPAT + Depreciation – Capex +/- NWC.
(% Margin)
(R$ in millions)
(% of Net Sales)
Cash Flow
Conversion
(1)
EBITDA CAGR 2011E – 2015E:
BRT: (3.2%) / TMAR: 4.3%
EBITDA CAGR 2011E – 2020E:
BRT: 1.3% / TMAR: 4.8%
Margin expansion 2011E – 2020E:
BRT: +240bps
TMAR: +320bps
BRT Capex escalation between
2012E – 2016E due to expansion in
mobile and broadband services
TMAR elevated Capex 2011E –
2013E due in part to mobile
expansion efforts in Region III
BRT cash flow conversion declines
2012E – 2016E based on Capex
investment profile
TMAR cash flow conversion
steadily increases based on
improving margins and declining
Capex profile
Comments
BRT / TMAR Financial Projections
(% of Net Sales)
15.2%
15.3%
15.2%
14.8%
14.9%
14.1%
12.7%
11.9%
9.0%
9.0%
12.3%
8.7%
4.3% 4.2%
4.8%
6.1%
7.9%
8.8%
10.3%
11.4%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E
Telemar BRT

18.6 18.0 17.7
18.2
18.9
19.7
20.5
21.4
22.3
23.3
26.4
24.9
24.0
25.0
26.0
27.0
28.1 29.2
30.4
31.7
23.3
22.4
21.5
20.6
19.7 19.0
18.3
17.7
18.3
19.4
15
20
25
30
35
Telemar (RI) Telemar (RIII) BRT (RII)
70.8
68.8
65.6
63.6
61.7
60.9
60.0
59.0
58.3
57.3
72.3
70.6
66.8
63.3
61.7
60.2
59.3
58.8
58.2
57.3
55
60
65
70
75
Telemar (RI) BRT (RII)
13.8% 13.8% 13.8% 13.9%
13.9% 13.9%
13.9% 14.0% 14.1%
14.0%
16.4% 16.5%
16.7%
16.9%
17.1%
17.4% 17.6%
17.8%
18.0%
18.7%
10%
12%
14%
16%
18%
20%
Telemar (RI) BRT (RII)
130%
128%
126%
124%
121%
118%
114%
109%
105%
99%
147% 146%
145% 144%
142%
140%
138%
135%
128%
121%
115%
121%
124%
127%
129%
131%
132%
134%
135% 136%
80%
100%
120%
140%
160%
Telemar (RI) Telemar (RIII) BRT (RII)
62.1%
62.6%
63.7%
64.7%
65.7%
67.2%
69.2%
74.4%
77.0%
71.7%
62.0%
62.5%
63.5%
64.5%
65.5%
67.0%
69.0%
71.5%
74.3%
76.6%
60%
65%
70%
75%
80%
Telemar (RI) BRT (RII)
25.9% 25.9% 25.9% 25.9%
25.9% 25.8% 25.7% 25.8% 25.7%
25.2%
22.0%
22.0%
21.8% 21.7%
21.6% 21.5%
21.3%
21.1%
20.8%
18.1%
17.4%
18.6%
19.3%
20.2%
20.9%
21.3%
21.6%
21.8% 21.8%
22.0%
15%
20%
25%
30%
Telemar (RI) Telemar (RIII) BRT (RII)
BRT / TMAR Comparative Operational Projections
Penetration
Market
Share
Average
Revenue
per User
(ARPU)
Fixed (1) Mobile
(ARPU - R$ / month)
(%)
(%)
Source: Management estimates.
1. Broadband assumptions not shown for graphical purposes. Forecasted Broadband ARPU ranges from R$41.6 and R$43.0 in 2011E for TMAR and BRT respectively, to R$41.4 for both companies by 2020E. Forecasted broadband % lines in service ranges from 22.1% and 31.5% in 2011 for TMAR and BRT respectively, to 66.0% and 67.1% by 2020E.
(%)
(%)
Decline in fixed line ARPU in
Region I and Region II
Mobile ARPU declines in first two
years with subsequent increase
driven by increased penetration and
usage
Mobile ARPU higher in Region III
(SP) versus Regions I and II
Decline in fixed line market share
based on trend toward fixed line
substitution by mobile
Region III mobile market share
increase based on recent entry to
market and anticipated efforts by
TMAR to gain share
Decline in fixed line penetration
greater in Region II than Region I
Mobile penetration convergence
towards end of projection period as
Region I and Region II catch  up to
Region III (SP)
Comments
(ARPU - R$ / month)

Additional Valuation Materials

Discounted Cash Flow

Cash Flow Projections Buildup
The cash flow projections of Brasil Telecom and Telemar were constructed based on company guidance following the buildup shown in the diagram below
ARPU
Mobile
Subscribers
Mobile
Subscribers
Fixed
ARPU
Fixed
ARPU
Broadband
Subscribers
Broadband
Net Revenue
Mobile
Net Revenue
Fixed
Net Revenue
Broadband
Other Net Revenues: Data, TV (R1),
DTH, Internet, Devices, Globenet (R2),
Paggo (R1), Call Center (R2)
Net Revenue
w/o Eliminations
Adjusted Net
Revenues
Intergroup
Eliminations
Costs EBITDA
(-)
(=)
(-) (=)
Projection Structure
Source: Company information.
Note: TMAR projections exclude consolidation of its participation in Brasil Telecom as well as TMAR’s stake in Portugal Telecom. 2011 projections already take into account 1Q11 results.

Brasil Telecom – FCF Projections
Source: Barclays Capital and management estimates.
1. Based on goodwill amortization generated from the acquisition of BRT.
2. For additional disclosure on Net Cash calculation please see Appendix.
3. BRT shareholders to receive a R$1.5 billion special distribution as part of the Corporate Restructuring.
4.
Share count, in millions, consistent with company disclosure as of Corporate Restructuring announcement.
Cash Flow Overview
Equity Value Calculation
(2)
(1)
(4)
21
(R$ in millions)
2011 E 2012 E 2013 E 2014 E 2015 E 2016 E 2017 E 2018 E 2019 E 2020 E
Net Revenue R$ 9,825 R$ 9,633 R$ 9,295 R$ 9,127 R$ 9,154 R$ 9,211 R$ 9,394 R$ 9,661 R$ 9,956 R$ 10,250
Growth NA (1.9%) (3.5%) (1.8%) 0.3% 0.6% 2.0% 2.8% 3.1% 3.0%
EBITDA 2,938 2,729 2,645 2,522 2,581 2,672 2,737 2,898 3,092 3,307
% of Net Revenue 29.9% 28.3% 28.5% 27.6% 28.2% 29.0% 29.1% 30.0% 31.1% 32.3%
Growth NA (7.1%) (3.1%) (4.6%) 2.3% 3.5% 2.4% 5.9% 6.7% 6.9%
Minus: Dep. & Amort. 971 953 980 1,031 1,106 1,178 1,255 1,339 1,429 1,507
EBIT R$ 1,967 R$ 1,776 R$ 1,665 R$ 1,491 R$ 1,475 R$ 1,494 R$ 1,482 R$ 1,559 R$ 1,663 R$ 1,800
Minus: Tax 669 604 566 507 501 508 504 530 566 612
NOPAT R$ 1,298 R$ 1,172 R$ 1,099 R$ 984 R$ 973 R$ 986 R$ 978 R$ 1,029 R$ 1,098 R$ 1,188
Growth NA (9.7%) (6.3%) (10.4%) (1.1%) 1.3% (0.8%) 5.2% 6.7% 8.2%
Plus: Dep. & Amort. 971 953 980 1,031 1,106 1,178 1,255 1,339 1,429 1,507
Minus: Capex (1,352) (1,610) (1,588) (1,540) (1,552) (1,467) (1,433) (1,395) (1,390) (1,426)
Minus NWC (67) (99) (100) (36) 29 31 29 19 3 (8)
Free Cash Flow R$ 850 R$ 416 R$ 391 R$ 440 R$ 557 R$ 728 R$ 829 R$ 992 R$ 1,140 R$ 1,261
PV of 2011 - 2020 Cashflows R$ 3,870 38.9%
PV Terminal Value 4,908 49.3%
PV Goodwill 1,176 11.8%
Enterprise Value R$ 9,954 100.0%
Less: Net Debt / (Cash) (1,256)
Less: Special Distribution Paid 1,500
Equity Value R$ 9,709
Total Number of Shares 590
Per Share Value (Blended) R$16.46
(3)

Brasil Telecom – DCF Sensitivity Analysis
Equity Value Enterprise Value
Implied Trailing EBITDA Multiple Year 10 Implied EV / 2011E EBITDA Multiple
Price Per Share
Discount Perpetual Growth of FCF to Calculate TV
Rate # 3.0% 3.3% 3.5% 3.8% 4.0%
12.0% # R$10,236 R$10,393 R$10,560 R$10,736 R$10,924
12.3% # 9,947 10,093 10,248 10,411 10,585
12.5% # 9,674 9,810 9,954 10,105 10,266
12.8% # 9,415 9,542 9,675 9,816 9,965
13.0% # 9,169 9,287 9,412 9,543 9,682
Discount Perpetual Growth of FCF to Calculate TV
Rate # 3.0% 3.3% 3.5% 3.8% 4.0%
12.0% # R$9,991 R$10,149 R$10,315 R$10,492 R$10,679
12.3% # 9,703 9,849 10,003 10,167 10,340
12.5% # 9,429 9,566 9,709 9,861 10,022
12.8% # 9,170 9,297 9,431 9,572 9,721
13.0% # 8,924 9,043 9,167 9,299 9,437
Discount Perpetual Growth of FCF to Calculate TV
Rate # 3.0% 3.3% 3.5% 3.8% 4.0%
12.0% # 4.3x 4.4x 4.5x 4.7x 4.9x
12.3% # 4.2x 4.3x 4.4x 4.6x 4.7x
12.5% # 4.1x 4.2x 4.3x 4.4x 4.6x
12.8% # 3.9x 4.1x 4.2x 4.3x 4.4x
13.0% # 3.9x 4.0x 4.1x 4.2x 4.3x
Discount Perpetual Growth of FCF to Calculate TV
Rate # 3.0% 3.3% 3.5% 3.8% 4.0%
12.0% # 3.5x 3.5x 3.6x 3.7x 3.7x
12.3% # 3.4x 3.4x 3.5x 3.5x 3.6x
12.5% # 3.3x 3.3x 3.4x 3.4x 3.5x
12.8% # 3.2x 3.2x 3.3x 3.3x 3.4x
13.0% # 3.1x 3.2x 3.2x 3.2x 3.3x
Discount Perpetual Growth of FCF to Calculate TV
Rate # 3.0% 3.3% 3.5% 3.8% 4.0%
12.0% #
R$16.94 R$17.21 R$17.49 R$17.79 R$18.11
12.3% # 16.45 16.70 16.96 17.24 17.53
12.5% # 15.99 16.22 16.46 16.72 16.99
12.8% # 15.55 15.76 15.99 16.23 16.48
13.0% # 15.13 15.33 15.54 15.77 16.00

PV of 2011 - 2020 Cashflows R$ 16,358 46.2%
PV Terminal Value 18,648 52.7%
PV of NOLs 363 1.0%
Stand Alone Enterprise Value R$ 35,368 100.0%
Less: Net Debt / (Cash) 16,725
Plus: Participation in BRT 4,785
Plus: Portugal Telecom Stake 1,367
Plus: Special Distribution Received 739
Equity Value R$ 25,534
Total Number of Shares 344
Per Share Value (Blended) R$74.22
Telemar – FCF Projections
Source: Barclays Capital and management estimates.
1. Forecasted NOLs based on tax benefit estimates provided by management.
2. For additional disclosure on Net Debt calculation please see Appendix.
3. Based on TMAR’s 49.3% stake in BRT consistent with company disclosure as of Corporate Restructuring announcement.
4. Based on TMAR’s 7.4% ownership in Portugal Telecom as of June 30, 2011. PT stake accounted for at acquisition cost of R$1,367mm.
5. Share count, in millions, consistent with company disclosure as of Corporate Restructuring announcement.
Equity Value Calculation
Cash Flow Overview
(1)
(2)
(3)
(4)
(5)
(3)
23
(R$ in millions)
2011 E 2012 E 2013 E 2014 E 2015 E 2016 E 2017 E 2018 E 2019 E 2020 E
Net Revenue R$ 19,918 R$ 19,982 R$ 20,198 R$ 20,839 R$ 21,582 R$ 22,548 R$ 23,645 R$ 24,708 R$ 26,315 R$ 27,564
Growth NA 0.3% 1.1% 3.2% 3.6% 4.5% 4.9% 4.5% 6.5% 4.7%
EBITDA 6,420 6,770 6,984 7,345 7,604 8,037 8,396 8,844 9,334 9,756
% of Net Revenue 32.2% 33.9% 34.6% 35.2% 35.2% 35.6% 35.5% 35.8% 35.5% 35.4%
Growth NA 5.4% 3.2% 5.2% 3.5% 5.7% 4.5% 5.3% 5.5% 4.5%
Minus: Dep. & Amort.
2,407 2,406 2,437 2,555 2,692 2,870 2,784 3,021 3,289 3,491
EBIT R$ 4,013 R$ 4,364 R$ 4,547 R$ 4,790 R$ 4,912 R$ 5,167 R$ 5,612 R$ 5,823 R$ 6,045 R$ 6,265
Minus: Tax 1,364 1,484 1,546 1,629 1,670 1,757 1,908 1,980 2,055 2,130
NOPAT R$ 2,649 R$ 2,880 R$ 3,001 R$ 3,162 R$ 3,242 R$ 3,410 R$ 3,704 R$ 3,843 R$ 3,990 R$ 4,135
Growth NA 8.7% 4.2% 5.4% 2.5% 5.2% 8.6% 3.8% 3.8% 3.6%
Plus: Dep. & Amort. 2,407 2,406 2,437 2,555 2,692 2,870 2,784 3,021 3,289 3,491
Minus: Capex (3,266) (3,226) (3,044) (3,000) (2,975) (2,986) (3,042) (3,146) (3,277) (3,460)
Minus: NWC 2 (255) 19 (78) 73 60 63 37 27 20
Free Cash Flow R$ 1,792 R$ 1,805 R$ 2,412 R$ 2,639 R$ 3,033 R$ 3,354 R$ 3,508 R$ 3,755 R$ 4,028 R$ 4,186

Telemar – DCF Sensitivity Analysis
Note: Sensitivities were applied at BRT and TMAR levels.
1. Represents Enterprise Value of TMAR as a stand alone entity.
2. Proportional equity ownership at BRT has been sensitized using a
Price Per Share
Equity Value
(2)
Enterprise Value
(1)
Implied Trailing EBITDA Multiple Year 10 Implied EV / 2011E EBITDA Multiple
Discount Perpetual Growth of FCF to Calculate TV
Rate 4.0% 4.3% 4.5% 4.8% 5.0%
12.0% R$77.56 R$79.72 R$82.03 R$84.49 R$87.13
12.3% 73.87 75.87 78.00 80.27 82.69
12.5% 70.40 72.25 74.22 76.31 78.53
12.8% 67.12 68.84 70.66 72.59 74.65
13.0% 64.03 65.63 67.31 69.10 71.00
Discount Perpetual Growth of FCF to Calculate TV
Rate # 4.0% 4.3% 4.5% 4.8% 5.0%
12.0% # 5.5x 5.7x 5.9x 6.1x 6.4x
12.3% # 5.3x 5.5x 5.7x 5.9x 6.1x
12.5% # 5.2x 5.4x 5.5x 5.7x 5.9x
12.8% # 5.0x 5.2x 5.4x 5.5x 5.7x
13.0% # 4.9x 5.1x 5.2x 5.4x 5.6x
Discount Perpetual Growth of FCF to Calculate TV
Rate # 4.0% 4.3% 4.5% 4.8% 5.0%
12.0% # 5.7x 5.8x 5.9x 6.0x 6.1x
12.3% # 5.5x 5.6x 5.7x 5.8x 5.9x
12.5% # 5.3x 5.4x 5.5x 5.6x 5.7x
12.8% # 5.2x 5.3x 5.3x 5.4x 5.5x
13.0% # 5.0x 5.1x 5.2x 5.3x 5.4x
Discount Perpetual Growth of FCF to Calculate TV
Rate # 4.0% 4.3% 4.5% 4.8% 5.0%
12.0% # R$26,684 R$27,429 R$28,223 R$29,071 R$29,978
12.3% # 25,415 26,104 26,836 27,616 28,449
12.5% # 24,221 24,858 25,534 26,254 27,020
12.8% # 23,094 23,685 24,311 24,976 25,682
13.0% # 22,030 22,579 23,159 23,774 24,427
Discount Perpetual Growth of FCF to Calculate TV
Rate # 4.0% 4.3% 4.5% 4.8% 5.0%
12.0% # R$36,378 R$37,046 R$37,758 R$38,519 R$39,334
12.3% # 35,252 35,869 36,525 37,224 37,972
12.5% # 34,193 34,763 35,368 36,013 36,700
12.8% # 33,194 33,722 34,282 34,877 35,510
13.0% # 32,251 32,741 33,260 33,810 34,395

WACC ranging from 12.0% to 13.0% and a perpetuity growth range of 3.0% to 4.0%.

Plus:  Participation in TMAR R$17,977
PV of 2011 - 2020 Cashflows (210)
PV Terminal Value (205)
Less: Net Debt / (Cash) 1,338
Equity Value R$ 16,223
Total Number of Shares 467
Per Share Value (Blended) R$34.70
Tele Norte Leste - FCF Projections
Cash Flow Overview
Equity Value Calculation
Source: Barclays Capital and management estimates.
1. Not tax affected based on assumption of income derived solely from dividends received from
TMAR.
2. Based on TNL’s 70.4% stake in TMAR consistent with company disclosure as of Corporate
Restructuring announcement.
3. For additional disclosure on Net Debt calculation please see Appendix.
4. Share count, in millions, consistent with company disclosure as of Corporate Restructuring announcement.
(2)
TNL is a holding company and as such relies on cash flows generated by TMAR
Due to this corporate structure, the valuation of TNL is based on its participation in TMAR’s equity plus the present value of the HoldCo general and administrative expenses
Tele Norte Leste Valuation
(3)
(4)
Sensitivity Analysis
(R$ in millions)
2011 E 2012 E 2013 E 2014 E 2015 E 2016 E 2017 E 2018 E 2019 E 2020 E
Total Expenses (R$ 31) (R$ 32) (R$ 34) (R$ 35) (R$ 37) (R$ 38) (R$ 40) (R$ 42) (R$ 44) (R$ 46)
Free Cash Flow (R$ 31) (R$ 32) (R$ 34) (R$ 35) (R$ 37) (R$ 38) (R$ 40) (R$ 42) (R$ 44) (R$ 46)
(1)
Discount Perpetual Growth of FCF to Calculate TV
Rate 4.0% 4.3% 4.5% 4.8% 5.0%
12.0% R$36.41 R$37.52 R$38.70 R$39.96 R$41.30
12.3% 34.53 35.55 36.64 37.80 39.03
12.5% 32.75 33.70 34.70 35.77 36.91
12.8% 31.08 31.96 32.89 33.87 34.92
13.0% 29.50 30.32 31.18 32.09 33.06
Discount Perpetual Growth of FCF to Calculate TV
Rate 4.0% 4.3% 4.5% 4.8% 5.0%
12.0% R$17,021 R$17,539 R$18,090 R$18,678 R$19,308
12.3% 16,141 16,619 17,127 17,668 18,246
12.5% 15,312 15,754 16,223 16,723 17,255
12.8% 14,530 14,940 15,374 15,836 16,326
13.0% 13,791 14,172 14,575 15,002 15,455

7
WACC Calculation
2
10 year Brazilian Credit Default Swap rate
Based on the average unlevered betas of comparable companies as reported in the
2011 Barra Beta Book; unlevered beta for both BRT and TMAR estimated at 0.82
4
3
Based on the arithmetic average market risk premiums since 1926 as reported in the Ibbotson Associates Risk Premia Report 2011
5
Inflation forecasts based on information provided by the Company for Brazil and
Business Monitor International for U.S.
Based on Barclays Capital’s estimate of R$-denominated cost of debt of a 10-year bond for companies with similar business and financial profiles
Trailing 12-month average yield of the 10-year U.S. Treasury bond
1
BRT TMAR TNL
WACC Analysis
Assumed target capital structure based on consultation with company management
8
Based on TNL’s indirect stake in BRT
9
6
Brazilian federal corporate tax rate
Note: Market data as of October 11, 2011.
Cost of Equity Cost of Equity
1 Risk Free Rate 3.0% 1 Risk Free Rate 3.0% BRT WACC 12.5%
2
Country Risk Premium 2.0%
2
Country Risk Premium 2.0%
9
% Contribution 34.7%
3
Equity Risk Premium 6.7%
3
Equity Risk Premium 6.7% TMAR WACC 12.5%
4 Levered Beta 1.05 4 Levered Beta 1.05 9 % Contribution 65.3%
Cost of Equity (in nominal US$) 12.0% Cost of Equity (in nominal US$) 12.0% WACC (In nominal R$) 12.5%
5
US$ Projected Long Term Inflation 2.2%
5
US$ Projected Long Term Inflation 2.2%
5 R$ Projected Long Term Inflation 4.5% 5 R$ Projected Long Term Inflation 4.5%
Cost of Equity (in nominal R$) 14.5% Cost of Equity (in nominal R$) 14.5%
Cost of Debt Cost of Debt
6 Pre-Tax Cost of Debt (in nominal R$)
12.2%
6 Pre-Tax Cost of Debt (in nominal R$)
12.2%
7 Marginal Tax Rate 34.0% 7 Marginal Tax Rate 34.0%
After-tax Cost of Debt
8.0%
After-tax Cost of Debt
8.0%
8 Capital Structure 8 Capital Structure
Equity / Capitalization 70.0% Equity / Capitalization 70.0%
Debt / Capitalization 30.0% Debt / Capitalization 30.0%
WACC (In nominal R$) 12.5% WACC (In nominal R$) 12.5%

0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11
CDS 10y Brazil
Description
Cost of Capital: Key Assumptions
Country Risk
Premium
The following assumptions were utilized to estimate the WACC of BRT and TMAR
Risk Free Rate
Assumption
Analysis utilizes the trailing 12 month average
yield on the U.S. 10-year Treasury note as an
approximation for the risk free rate
Country risk premium is based on the 10-year
Brazilian Credit Default Swap spread
2.0%
3.0%
Source: FactSet and Bloomberg as of October 11, 2011.
0.0%
1.0%
2.0%
3.0%
4.0%
Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11
Yield Average

Source: Barra Beta and company filings. Beta estimates as of September 30, 2011; market capitalization as of October 11, 2011; all other information as of June 30, 2011.
1. US$ in millions.
Beta
ß
Unlevered
= ß
Levered
/ (1 + ((1 – T) x (D/E))
Cost of Capital: Key Assumptions (cont’d)
Description Assumption
Beta is a measure of a company’s systemic risk (i.e. non-diversifiable market risk) and depends on the covariance of the company’s share price with movements of the overall market
For the calculation of Brasil Telecom and Telemar’s beta, we considered a sample of national and international companies operating in the telecommunications sector and obtained the levered beta of those companies from the 2011 Barra Beta
Book
To account for differences in capital structure and corporate tax rates, we utilized the following formula to compute the unlevered betas of the sample companies
Based on the average unlevered beta of comparable companies and the target capital structure of ratio of Brasil Telecom and Telemar (70/30 debt-to-equity), levered beta was estimated at 1.05 for both companies
Levered Total Mkt. Total Debt/ Unlevered
Selected Comparables Country Beta Debt Equity Mkt. Equity Tax Rate Beta
Latin America
América Móvil Mexico 1.08 $22,642 $89,659 25.3% 30% 0.92
Entel Chile 0.69 707 4,539 15.6% 17% 0.61
Telecom Argentina Argentina 0.96 45 3,682 1.2% 35% 0.96
Telesp Brazil 0.84 3,338 29,137 11.5% 34% 0.78
Mean 0.89 13.4% 0.82
(1) (1)

Description
Market Risk
Premium
Assumption
Market risk premium (Rm- Rf) is the expected return above the risk free rate that would compensate investors for the greater risk of investing in a “market portfolio”
The market risk premium estimate is based on the arithmetic average of the difference between the market return and the risk free rate since 1926
Cost of Debt
Capital Structure
Taxes
Cost of Capital: Key Assumptions (cont’d)
Barclays Capital’s estimate of R$-denominated cost of debt of a 10-year bond for companies with similar business and financial profiles
This cost is directly linked to the risk profile of the company
Since interest payments are tax deductable, the cost of debt must be adjusted by the effective corporate tax rate
Based on the Brazilian marginal tax rate of 34%, which includes corporate income tax rate of 25 percent and social contribution on net profits of 9 percent (1)
Assumed target capital structure based on consultation with company management
Debt-to-Equity ratio defined as total financial debt / market capitalization
1. KPMG 2010 Corporate Tax Survey.

Comparable Company Analysis

Bharti Airtel
NII Holdings
China Unicom
América Móvil
Telecom Argentina
China Mobile
SingTel
China Telecom
Telekom Indonesia
Entel
Tim Participações
KDDI Corp.
NTT DoCoMo
Reliance Comm
Telemar
Portugal Telecom
Telefonica
TeliaSonera
Telenor
Belgacom
KPN
Telecom Italia
KT Corp.
Brasil Telecom
Telekom Austria
France Telecom
Deutsche Telecom
BT Group
C&W Comm.
Telmex

NII Holdings
China Mobile
Tim Participações
NTT DoCoMo
Bharti Airtel
Entel
KDDI Corp
Telenor
Telecom Argentina
Telekom Indonesia
Telefonica
América Móvil
TeliaSonera
Reliance Comm
KPN
China Unicom
Deutsche Telecom
Telekom Austria
SingTel
Telemar
Portugal Telecom
Telecom Italia
KT Corp.
France Telecom
Belgacom
C&W Comm.
Brasil Telecom
China Telecom
Telmex
BT Group

BARCLAYS CAPITAL

20%
19%
17%
12%
11%
8%
7%
7%
6%
7%
6%
5%
4%
3%
3%
1%
1%
2%
2%
0%
0%
-1%
-2%
-3%
-3%
-4%
-6%
-6%
-7% -7%
-10%
-5%
0%
5%
10%
15%
20%
25%
(%)
100%
96%
93%
89%
80%
77%
74%
69%
68%
63%
58%
57%
56%
54%
52% 52%
49%
44%
43%
41%
36% 35%
33%
32%
28%
25%
21%
17%
0% 0%
0%
20%
40%
60%
80%
100%
(%)
Global Telecom Benchmarking
2010 Mobile Revenue Contribution
Source: Company filings, FactSet, Capital IQ and Bloomberg.
TMAR’s revenue is
expected to increase at an
annual rate of
approximately 3% during
the 2007A-2012E period,
while BRT is expected to
decline by the same
percentage
The mobile segment
accounts for 41% of
TMAR’s revenue, almost
twice the contribution rate
for mobile segment to
BRT’s revenues
5.4%
20.1%
Given the different composition of business mix and fundamental growth drivers, there is no common set of comparable companies that accurately reflects the key characteristics of both BRT and TMAR

Revenue CAGR: 2007A – 2012E

Bharti Airtel
NII Holdings
China Unicom
América Móvil
Tim Participações
KDDI Corp.
Telecom Argentina
SingTel
Entel
TeliaSonera
China Mobile
Cable & Wireless Com.
NTT DoCoMo
Reliance Comm
Telekom Indonesia
Telenor
Telefonica
KPN
Telemar
Portugal Telecom
China Telecom
Belgacom
Deutsche Telecom
BT Group
KT Corp.
Telekom Austria
France Telecom
Brasil Telecom
Telmex

Telekom Indonesia
China Mobile
Telmex
Entel
América Móvil
NTT DoCoMo
KPN
China Telecom
Portugal Telecom
Bharti Airtel
Telefonica
China Unicom
Telemar
TeliaSonera
France Telecom
Brasil Telecom
C&W Comm.
Reliance Comm
Telekom Austria
Telecom Argentina
Telenor
Belgacom
Deutsche Telecom
SingTel
Tim Participações
KDDI Corp.
NII Holdings
BT Group
KT Corp.
Telecom Italia

BARCLAYS CAPITAL

56%
51%
43%
42%
40%
39%
38%
38% 38% 38%
37%
36%
34%
34% 34%
33%
33% 33%
32% 31%
31% 31%
30%
29%
26% 26% 26% 26%
25%
-5%
-10%
0%
10%
20%
30%
40%
50%
60%
(%)
17%
16%
14%
12%
12%
9%
9%
9%
8%
5%
5%
4%
3%
3%
2%
2%
1%
1%
1%
0%
-2% -3% -3%
-4%
-5% -5%
-5%
-6%
-10%
-15%
-10%
-5%
0%
5%
10%
15%
20%
(%)
Global Telecom Benchmarking (cont’d)
EBITDA CAGR: 2007A – 2012E
Average EBITDA Margin: 2007A – 2012E
Source: Company filings, FactSet, Capital IQ and Bloomberg.
TMAR has slightly higher
EBITDA margins than BRT
(34.3% and 33.2%,
respectively)
For the 2007A-2012E
period, TMAR’s EBITDA is
expected grow at
approximately 1% per year,
whereas BRT’s EBITDA is
expected to decrease at
roughly 6%
7.0%
1.1%

Reliance Comm
China Unicom
Bharti Airtel
Entel
China Mobile
Telekom Indonesia
Telecom Italia
China Telecom
Portugal Telecom
NII Holdings
Telemar
KT Corp.
Tim Participações
NTT DoCoMo
Telekom Austria
Telenor
Deutsche Telecom
KPN
América Móvil
TeliaSonera
Brasil Telecom
Telefonica
KDDI Corp.
BT Group
Telecom Argentina
C&W Comm.
France Telecom
SingTel
Belgacom
Telmex

C&W Comm.
Telemar
Portugal Telecom
France Telecom
Telekom Austria
Telefonica
KPN
Deutsche Telecom
Belgacom
KT Corp.
Telecom Italia
SingTel
Telecom Argentina
TeliaSonera
Telmex
Entel
Brasil Telecom
Telekom Indonesia
Telenor
BT Group
NTT DoCoMo
China Mobile
Tim Participações
KDDI Corp.
China Telecom
América Móvil
China Unicom
Reliance Comm
Bharti Airtel
NII Holdings

BARCLAYS CAPITAL
oi

44%
37%
34%
26% 26%
25% 25%
22%
19%
18%
17%
17% 17% 16% 16%
15% 15%
14% 14%
14% 14% 14% 14%
14% 14%
13% 13%
13%
11%
10%
0%
10%
20%
30%
40%
50%
(%)
Global Telecom Benchmarking (cont’d)
Average Capex (% of Sales): 2007A – 2012E
2011E Dividend Yield
Source: Company filings, FactSet, Capital IQ and Bloomberg.
TMAR’s 2011E dividend
yield (13.5%) is more than
double that of BRT (5.6%)
In comparison to BRT,
TMAR is expected to invest
a higher portion of its
revenues back into its
business
3.2%
7.9%
32
14%
14%
12%
11%
9%
8%
8%
7%
7%
7% 6%
6% 6% 6%
6%
6% 6%
4%
4%
4%
4%
4%
3%
2%
1%
1%
1% 1%
0%
0%
0%
4%
8%
12%
16%
(%)

(1)
(1)
Source: Company filings, FactSet and IBES estimates.
Note: Multiples calculated in local currency. All financial information as of October 11, 2011.
1. For BRT, multiples are based on Enterprise Value of R$10,189mm, Net Sales of R$9,825mm and R$9,633 for 2011E and 2012E respectively, and EBITDA of R$2,938 and R$2,729 for 2011E and 2012E, respectively. For TMAR, multiples are based on Enterprise Value of R$43,165, consolidated Net Sales of R$29,743 and R$29,615 for 2011E and 2012E, respectively, and consolidated EBITDA of R$9,358 and R$9,499 for 2011E and 2012E, respectively.
Comparable Public Market Analysis
Implied Multiples Calculation
While there is no uniform set of comparables that appropriately applies to both BRT and TMAR, the following selected set of domestic and international telecom companies has been utilized
33
($mm, except per share data)
Enterprise Value / Enterprise Value / Dividend
Selected Price as of Market Enterprise 2011E 2012E 2011E 2012E Yield
Comparabales Country 10/11/11 Cap Value Sales Sales EBITDA EBITDA 2011E
Latin America
América Móvil Mexico 1.14 89,659 107,813 2.2x 2.1x 5.7x 5.3x 1.4%
Entel Chile 19.19 4,539 5,197 2.1x 2.0x 5.0x 4.8x 5.6%
Telecom Argentina Argentina 3.74 3,682 3,427 0.8x 0.7x 2.6x 2.4x 6.0%
Telesp Brazil 25.90 29,137 30,969 1.6x 1.5x 4.5x 4.2x 8.3%
Mean 1.7x 1.6x 4.5x 4.2x 5.3%
Europe
BT Group Scotland 2.82 22,817 38,817 1.3x 1.3x 4.3x 4.1x 4.0%
C&W Communication Scotland 0.57 1,375 3,499 1.5x 1.5x 4.0x 3.9x 13.7%
Deutsche Telekom Germany 12.80 55,242 125,230 2.0x 2.0x 6.1x 6.1x 7.3%
France Telecom France 17.66 46,991 94,827 1.5x 1.6x 4.6x 4.9x 10.7%
OTE Greece 4.30 2,106 8,900 1.3x 1.3x 3.9x 3.9x 5.6%
Portugal Telecom Portugal 7.31 6,404 16,045 1.9x 1.7x 5.2x 4.8x 12.0%
Telecom Italia Italy 1.16 21,134 68,726 1.7x 1.7x 4.1x 4.1x 6.5%
Telefonica Spain 20.41 92,220 178,924 2.1x 2.1x 6.4x 5.6x 8.0%
Telekom Austria Austria 10.84 4,796 9,820 1.6x 1.6x 4.8x 4.9x 9.1%
Mean 1.6x 1.6x 4.8x 4.7x 8.5%
Global Mean 1.7x 1.6x 4.7x 4.5x 7.6%
Brasil Telecom
Implied Multiples 1.7x 1.6x 4.7x 4.5x 7.6%
Current Multiples Brazil 4.25 2,507 1,690 1.0x 1.1x 3.5x 3.7x 5.6%
Telemar
Implied Multiples Brazil 19.90 6,848 20,105 1.7x 1.6x 4.7x 4.5x 7.6%
Current Multiples 1.5x 1.5x 4.6x 4.5x 13.5%

Low Average High
2011E EBITDA 2,938 2,938 2,938
EV / 2011E EBITDA 4.5x 4.7x 4.9x
EV 13,222 13,810 14,397
(+) Adjustments -            -            -
(-) Special Distribution 1,500 1500 1,500
(-) Net Debt / (Cash) (1,256) (1,256) (1,256)
Equity Value 12,978 13,565 14,153
Shares (mm) 590 590 590
Price per Share R$22.00 R$23.00 R$24.00
Low Average High
Part. in TMAR 14,550 15,658 16,766
(+) PV of HoldCo Exp. (415) (415) (415)
(-) Net Debt / (Cash) 1,338 1,338 1,338
Equity Value 12,797 13,905 15,013
Shares (mm) 467 467 467
Price per Share R$27.37 R$29.74 R$32.11
Valuation Based on Public Market Multiples
1. BRT shareholders to receive a R$1.5 billion special distribution as part of the Corporate Restructuring.
2. Based on TMAR’s 49.3% stake in BRT consistent with company disclosure as of Corporate Restructuring announcement.
3. Based TMAR’s 7.4% ownership in Portugal Telecom as of June 30, 2011. PT stake valued at acquisition cost of R$1,367mm.
4. Based on TNL’s 70.4% stake in TMAR consistent with company disclosure as of Corporate Restructuring announcement.
5. For additional disclosure on Net Debt calculation please see Appendix.
BRT TMAR TNL
(R$ in millions except share price) (R$ in millions except share price) (R$ in millions except share price)
(5)
(1)
Valuations utilize a selected range of 4.5x to 4.9x 2011E EV/EBITDA for BRT and TMAR
(5)
(5)
(2)
(3)
(4)
34
Low Average High
2011E EBITDA 6,420 6,420 6,420
EV / 2011E EBITDA 4.5x 4.7x 4.9x
Stand Alone EV 28,891 30,175 31,459
(+) Part. in BRT 6,396 6,685 6,975
(+) Part. in PT 1,367 1,367 1,367
(+) Special Distribution 739 739 739
(-) Net Debt / (Cash) 16,725 16,725 16,725
Equity Value 20,667 22,241 23,815
Shares (mm) 344 344 344
Price per Share R$60.07 R$64.64 R$69.22

Research Analyst Estimates

Research Analyst Price Targets
Source: Bloomberg and Wall Street research. Note: Current prices as of October 11, 2011.
Prem. / (Disc.)
Share Institution Analyst Report Date Target Price to Current
35
BRTO3
Itau BBA Salaru 9/9/11 R$ 16.30 41%
Current R$ 11.59 -
BRTO4
Itau BBA Salaru 9/9/11 R$ 14.80 39%
Credit Suisse Campbell 9/2/11 15.00 41%
Average R$ 14.90 40%
Current 10.63 -
TMAR3
Itau BBA Salaru 9/9/11 R$ 64.90 18%
Current R$ 55.00 -
TMAR5
HSBC Dineen 9/12/11 R$ 46.00 22%
Itau BBA Salaru 9/9/11 54.60 45%
Credit Suisse Campbell 9/2/11 55.00 46%
JPMorgan Baggio 8/30/11 45.00 20%
Citi Rivett 8/7/11 59.00 57%
Average R$ 51.92 38%
Current 37.65 -
TNLP3 HSBC Dineen 9/12/11 R$ 23.00 14%
Itau BBA Salaru 9/9/11 32.40 60%
JPMorgan Baggio 8/30/11 26.50 31%
Average R$ 27.30 35%
Current 20.26 -
TNLP4 Santander Nogueira 10/5/11 R$ 28.00 66%
HSBC Dineen 9/12/11 21.00 25%
Itau BBA Salaru 9/9/11 26.50 58%
Goldman Sachs Aldworth 8/17/11 29.00 72%
BTG Pactual Sequeira 8/16/11 29.00 72%
Bradesco Azevedo 8/15/11 29.60 76%
Citi Rivett 8/7/11 35.00 108%
Average R$ 28.30 68%
Current 16.82 -

Publicly Traded Stock Prices

Share Price Evolution
LTM Share Price Performance
(1)
Index
Source: FactSet.
Note: Displayed volume includes ADRs. 1 Brasil Telecom ADR (BTM) is equal to 3 BRTO4 shares.
1. Base date for index: October 11, 2010. Current price as of October 11, 2011.
2. Volume data for periods ending on October 11, 2011.
(38.2%)
(32.4%)
(24.5%)
(20.2%)
(7.3%)
(12.9%)
05/24/2011:
Material Fact – Corporate
Restructuring Announced
Volume
(2)
10/29/2010:
Material Fact – Anatel Approves
Oi Companies/PT Alliance
Share Price Performance
(1)
03/29/2011:
Conclusion of Capital Increase
program at TNL and TMAR
(24.1%)
08/1/2011:
Material Fact – Exchange Ratios
Adjusted
3/29/11 5/24/11 8/1/11
to Current to Current to Current
TNLP3
(48%) (43%) (19%)
TNLP4
(41%) (44%) (23%)
TMAR3
(21%) (29%) (7%)
TMAR5
(32%) (38%) (17%)
BRTO3
(34%) (36%) (14%)
BRTO4
(25%) (37%) (17%)
IBOV (20%)
(15%) (8%)
TNLP3 TNLP4 TMAR3 TMAR5 BRTO3 BRTO4
Volume
(in '000s)
Volume  % of
Total S/O
Volume
(in '000s)
Volume  % of
Total S/O
Volume
(in '000s)
Volume  % of
Total S/O
Volume
(in '000s)
Volume  % of
Total S/O
Volume
(in '000s)
Volume  % of
Total S/O
Volume
(in '000s)
Volume  % of
Total S/O
12-months 217.8 1.2% 2,836.7 10.0% 0.9 0.0% 111.5 0.6% 83.0 0.4% 1,691.2 4.4%
6-months 225.6 1.2% 3,052.8 10.8% 0.3 0.0% 94.6 0.5% 86.9 0.4% 1,622.3 4.2%
3-months 234.1 1.3% 2,429.3 8.6% 0.2 0.0% 76.3 0.4% 62.5 0.3% 1,617.1 4.2%
2-months 196.7 1.1% 2,240.7 7.9% 0.3 0.0% 77.5 0.4% 46.5 0.2% 1,482.2 3.8%
1-month 199.3 1.1% 2,198.6 7.8% 0.4 0.0% 69.4 0.4% 33.2 0.2% 1,390.5 3.6%
36
40
60
80
100
120
140
160
Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11
TNLP3-BSP TNLP4-BSP TMAR3-BR TMAR5-BR BRTO3-BSP BRTO4-BSP IBOV

BRTO3 and BRTO4 Stock Price Performance
Source: Economatica and FactSet.
Note: VWAP stands for volume weighted average price. Displayed volume includes ADRs. 1 Brasil Telecom ADR (BTM) is equal to 3 BRTO4 shares.
BRTO3 Volume Weighted Average Price BRTO4 Volume Weighted Average Price
BRTO3 Stock Price Performance BRTO4 Stock Price Performance
(Price in R$) (Price in R$) (Volume in 000s) (Volume in 000s)
Oct-10 Dec-10 Mar-11 May-11 Aug-11 Oct-11
0
4
8
12
16
20
0
200
400
600
800
1,000
Volume BRTO3
Oct-10 Dec-10 Mar-11 May-11 Aug-11 Oct-11
0
4
8
12
16
20
0
2,000
4,000
6,000
8,000
10,000
Volume BRTO4
Period
ending on:
5/23/2011 10/11/2011
VWAP
(R$)
Volume %
of Total
S/O
VWAP
(R$)
Volume %
of Total
S/O
12-months R$15.48 0.57% R$15.49 0.41%
6-months 15.94 0.44% 15.70 0.43%
3-months 17.00 0.46% 13.34 0.31%
2-months 17.25 0.52% 12.45 0.23%
1-month 16.78 0.43% 12.00 0.16%
Period
ending on:
5/23/2011 10/11/2011
VWAP
(R$)
Volume  %
of Total
S/O
VWAP
(R$)
Volume  %
of Total
S/O
12-months R$11.93 4.14% R$12.72 4.38%
6-months 12.93 4.21% 13.46 4.20%
3-months 14.20 4.10% 11.69 4.19%
2-months 14.82 4.54% 11.24 3.84%
1-month 14.89 3.80% 11.06 3.60%

TMAR3 and TMAR5 Stock Price Performance
TMAR3 Volume Weighted Average Price TMAR5 Volume Weighted Average Price
TMAR3 Stock Price Performance TMAR5 Stock Price Performance
(Price in R$) (Price in R$) (Volume in 000s) (Volume in 000s)
Source: Economatica and FactSet.
Note: VWAP stands for volume weighted average price.
Oct-10 Dec-10 Mar-11 May-11 Aug-11 Oct-11
0
20
40
60
80
0
25
50
75
100
Volume TMAR3
Oct-10 Dec-10 Mar-11 May-11 Aug-11 Oct-11
0
20
40
60
80
0
250
500
750
1,000
Volume TMAR5
Period
ending on:
5/23/2011 10/11/2011
VWAP
(R$)
Volume %
of Total
S/O
VWAP
(R$)
Volume %
of Total
S/O
12-months R$56.94 0.01% R$56.80 0.01%
6-months 55.70 0.01% 62.54 0.00%
3-months 70.38 0.00% 53.88 0.00%
2-months 70.59 0.00% 53.48 0.00%
1-month 72.80 0.00% 53.00 0.00%
Period
ending on:
5/23/2011 10/11/2011
VWAP
(R$)
Volume  %
of Total
S/O
VWAP
(R$)
Volume  %
of Total
S/O
12-months R$48.66 0.73% R$49.47 0.59%
6-months 50.47 0.73% 50.38 0.50%
3-months 53.89 0.77% 42.93 0.40%
2-months 55.83 0.84% 42.38 0.41%
1-month 54.97 0.66% 39.81 0.37%

TNLP3 and TNLP4 Stock Price Performance
TNLP3 Volume Weighted Average Price TNLP4 Volume Weighted Average Price
TNLP3 Stock Price Performance TNLP4 Stock Price Performance
(Price in R$) (Price in R$) (Volume in 000s) (Volume in 000s)
Source: Economatica and FactSet.
Note: VWAP stands for volume weighted average price. Displayed volume includes ADRs.
Oct-10 Dec-10 Mar-11 May-11 Aug-11 Oct-11
0
10
20
30
40
50
0
200
400
600
800
1,000
Volume TNLP3
Oct-10 Dec-10 Mar-11 May-11 Aug-11 Oct-11
0
10
20
30
40
50
0
5,000
10,000
15,000
20,000
25,000
Volume TNLP4
Period
ending on:
5/23/2011 10/11/2011
VWAP
(R$)
Volume %
of Total
S/O
VWAP
(R$)
Volume %
of Total
S/O
12-months R$33.99 1.51% R$30.31 1.18%
6-months 34.07 1.24% 27.13 1.23%
3-months 34.59 1.37% 22.49 1.27%
2-months 35.08 1.48% 21.76 1.07%
1-month 32.91 1.20% 21.00 1.08%
Period
ending on:
5/23/2011 10/11/2011
VWAP
(R$)
Volume  %
of Total
S/O
VWAP
(R$)
Volume  %
of Total
S/O
12-months R$25.21 9.91% R$24.32 10.01%
6-months 25.60 9.29% 24.07 10.77%
3-months 26.50 9.75% 19.98 8.57%
2-months 27.14 10.74% 19.25 7.90%
1-month 26.45 11.75% 18.27 7.76%

Book Value of Equity

Total Assets R$ 73,061
(–) Total Liabilities 47,083
(–) Minority Interest 5,205
= Shareholder's Equity 20,773
(/) Shares Outstanding
(1)
344
= BV Equity per Share R$ 60.38
Book Value of Equity
TNL TMAR BRT
Source: Company filings as of June 30, 2011.
1. Total ON and PN shares, in millions, consistent with company disclosure as of Corporate Restructuring announcement.
(R$ in millions, except share value) (R$ in millions, except share value) (R$ in millions, except share value)
Total Assets R$ 73,874
(–) Total Liabilities 49,013
(–) Minority Interest 11,336
= Shareholder's Equity 13,524
(/) Shares Outstanding
(1)
467
= BV Equity per Share R$ 28.93
40
Total Assets R$ 26,000
(–) Total Liabilities 15,698
(–) Minority Interest -
= Shareholder's Equity 10,302
(/) Shares Outstanding
(1)
590
= BV Equity per Share R$ 17.47

Appendix

Additional Reference Materials

Description
Methodology
Assumption
The Discounted Cash Flow (“DCF”) methodology estimates the value of a company by discounting projected future cash flows
Base Date
Currency
DCF Assumptions
The following DCF assumptions were utilized to estimate the enterprise value of Brasil
Telecom, Telemar, and Tele Norte Leste
Valuation as of June 30, 2011
Forecasted cash flows from July 2011 to December 2020
Constant growth in perpetuity after 2020
Projections in nominal R$
Cash Flow
Estimates
Projection Period
EV =
CF
1
(1+ WACC) 1
+
CF
2
(1+ WACC) 2
CF
n
(1+ WACC) n
+ … +
Where:
EV = Enterprise Value, CF = cash flow, WACC = discount rate, and n = number of periods
Cash flows computed according to management projections
Unlevered Free Cash Flows were calculated according to the following method:
(-)
(+)
(-)
(+/-)
(=)
Earnings before Interest and Taxes (EBIT)
Taxes
Depreciation & Amortization (D&A)
Capital Expenditures (Capex)
Change in Working Capital
Unlevered Free Cash Flow

Description
Terminal Value
Assumption
As the company’s expected operating life exceeds the projection period, the terminal value attempts to capture the value of the company beyond that period
Calculated under the perpetuity growth model
Cost of Capital
DCF Assumptions (cont’d)
Adjusted for Brazilian country risk
Estimated cost of capital in nominal R$ ranging from approximately 12.0% to 13.0%
Discounting
Convention
Where:
TV = terminal value, CF
n
= cash flow in the last year of the projection period, WACC = discount rate, and
g = terminal growth rate
Cost of Capital is determined through the weighted average of the cost of equity (K
e
) and the tax-affected cost of debt (K
d
),
relative to the capital structure of the company (i.e. proportion of debt (D) and equity (E)):
WACC =
E
D+E
x K
e
+
D
D+E
x K
d
Mid-year
The terminal growth rate should reflect the company’s long-term growth rate
We assume a midpoint terminal value perpetuity growth rate of 3.5% and 4.5% for BRT and TMAR, respectively, based on the different composition of business mix and fundamental growth drivers of each company and inline with long-term macroeconomic assumptions
TV =
CF
n
x (1+ g)
(WACC - g)
Growth Rate

Cost of Capital: Methodology
The Weighted Average Cost of Capital (“WACC”) method was utilized to estimate the cost of capital of Brasil Telecom, Telemar, and Tele Norte Leste
Methodology
Cost of Capital is determined through the weighted average of the cost of equity (K
e
) and the tax-affected cost of debt (K
d
), relative
to the capital structure of the company (i.e. proportion of debt (D) and equity (E)):
WACC =
E
D+E
x K
e
+
D
D+E
x K
d
The cost of equity is calculated by the Capital Asset Pricing Model (“CAPM”):
The tax affected cost of debt is determined as follows:
K
e
=
R
f
+ ß
l
(R
m
- R
f
) + Z
Where:
R
f
= risk free rate, R
m
= market return, ß
l
= Levered Beta, and Z = Brazilian country risk
The K
e
calculation is made in US$ and converted to R$ K
e
by applying the US$ / R$ long-term inflation differential
K
d
= pre-tax cost of debt x (1-T)
Where:
T = effective tax rate
K
e R$
=
(1+ K
e US$
) x (1+ Inflation
R$
)
(1+ Inflation
US$
)
- 1

Macroeconomic Assumptions
The following macroeconomic assumptions were utilized in the DCF analysis
___________________________
Source: Management estimates, Business Monitor International, and Economist Intelligence Unit.
Inflation
2011 E 2012 E 2013 E 2014 E 2015 E 2016 E 2017 E 2018 E 2019 E 2020 E 11-15E CAGR 11-20E CAGR
Brazil 5.8% 4.8% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.6% 4.5%
US 3.2% 2.5% 2.0% 2.2% 2.2% 2.2% 2.2% 2.2% 2.3% 2.3% 2.2% 2.2%
Differential 2.5% 2.2% 2.5% 2.3% 2.3% 2.3% 2.3% 2.3% 2.2% 2.2% 2.3% 2.2%
Interest Rate
2011 E 2012 E 2013 E 2014 E 2015 E 2016 E 2017 E 2018 E 2019 E 2020 E 11-15E CAGR 11-20E CAGR
Brazil
11.5% 10.8% 10.0% 10.0% 10.0% 9.7% 9.4% 9.0% 9.0% 9.0%
n.m. n.m.
Real GDP Growth
2011 E 2012 E 2013 E 2014 E 2015 E 2016 E 2017 E 2018 E 2019 E 2020 E 11-15E CAGR 11-20E CAGR
Brazil 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5% 4.5%
Population
(In millions) 2011 E 2012 E 2013 E 2014 E 2015 E 2016 E 2017 E 2018 E 2019 E 2020 E 11-15E CAGR 11-20E CAGR
Brazil 195 197 198 199 201 202 204 205 206 207 0.8% 0.7%
Region 1 107 108 109 109 110 111 112 112 113 114 0.8% 0.7%
Region 2 46 46 47 47 47 48 48 48 49 49 0.8% 0.7%
Region 3
42 42 43 43 43 44 44 44 44 45 0.7% 0.6%

Net Debt Analysis
BRT
(1)
TMAR
(1)
TNL
(1)
(R$ in millions) (R$ in millions) (R$ in millions)
___________________________
Source: Company fillings.
1. Calculated on a stand-alone basis, as of June 30, 2011.
2. Relates to debentures issued by TMAR and acquired by BRT.
3. Includes labor, tax, and civil provisions and contingent assets and liabilities.
4. Refers to deposits related to labor, tax, and civil judicial disputes.
5. Relates to “Autorizações e Concessões a Pagar”.
(3)
(4)
(5)
(2)
(3)
(4)
(5)
(2)
(3)
(4)
(5)
(2)
45
Short Term Debt 1,039
Derivative Instruments -
Short Term Debt 1,039
Long Term Debt 2,685
Derivative Instruments -
Long Term Debt 2,685
Cash (1,803)
Cash Investments (791)
Derivative Instruments -
Credits to Related Parties
(2,056)
Cash Investments at Fair Value (13)
Cash and Equivalents (4,663)
Financial Net Debt (939)
Provisions and Contingencies 5,070
Dividends Payable 57
Judicial Deposits (6,077)
Other Items 633
Adjustments (317)
Adjusted Net Debt (1,256)
Short Term Debt 1,850
Derivative Instruments 737
Short Term Debt 2,587
Long Term Debt 18,826
Derivative Instruments 386
Long Term Debt 19,212
Cash (5,021)
Cash Investments (675)
Derivative Instruments (85)
Credits to Related Parties (0)
Cash Investments at Fair Value (53)
Cash and Equivalents (5,835)
Financial Net Debt 15,964
Provisions and Contingencies 2,469
Dividends Payable 106
Judicial Deposits (2,947)
Other Items 1,133
Adjustments 761
Adjusted Net Debt 16,725
Short Term Debt 1,517
Derivative Instruments -
Short Term Debt 1,517
Long Term Debt 80
Derivative Instruments -
Long Term Debt 80
Cash (304)
Cash Investments (111)
Derivative Instruments -
Credits to Related Parties -
Cash Investments at Fair Value -
Cash and Equivalents (415)
Financial Net Debt 1,182
Provisions and Contingencies 1
Dividends Payable 170
Judicial Deposits (16)
Other Items -
Adjustments 156
Adjusted Net Debt 1,338

TMAR Participation in Portugal Telecom
___________________________
Note: Figures converted using a BRL/EUR FX Rate of 2.3996 as of October 11, 2011. Assumes 895 million shares outstanding for Portugal Telecom as of most recent public disclosure.
1. Acquisition cost as reported in company filings.
2. Based on current share price of €5.36 as of October 11, 2011.
3. Based on average broker estimate of €7.31.
TMAR Participation in Portugal Telecom
Institution Analyst Report Date Target Price
Prem./ (Disc.) to
Current
Citi Ierodiaconou 10/5/2011 € 5.25 (2%)
Santander Sánchez 9/27/2011 8.50 59%
JPMorgan Morris 9/5/2011 6.80 27%
Morgan Stanley Prota 9/1/2011 7.50 40%
Barclays Dann 9/1/2011 7.60 42%
UniCredit d'Amico 8/8/2011 6.50 21%
HSBC Minerva 8/4/2011 6.80 27%
BAML Romero 7/26/2011 8.40 57%
UBS Lyall 7/25/2011 7.25 35%
Societe Generale Adorisio 7/25/2011 8.00 49%
Espirito Santo Matias 7/25/2011 7.80 46%
Current € 5.36
Average € 7.31
Max
€ 8.50
Min
€ 5.25
46
In R$ millions
Acquisition Cost
(1)
R$ 1,367
Current Equity Value
(2)
R$ 11,520
Stake Based on Current Equity Value R$ 852
Average Implied Equity Value
(3)
R$ 15,712
Stake Based on Average Implied Equity Value R$ 1,163